Financial Instruments	12 Months Ended
Dec. 28, 2024
Derivative Instruments and Hedges, Assets [Abstract]
Financial Instruments	Financial Instruments
Derivatives and Hedging
We are exposed to market risks arising from adverse changes in:
•commodity prices, affecting the cost of our raw materials and energy;
•foreign exchange rates and currency restrictions; and
•interest rates.
In the normal course of business, we manage commodity price, foreign exchange and interest rate risks through a variety of strategies, including productivity initiatives, global purchasing programs and hedging. Ongoing productivity initiatives involve the identification and effective implementation of meaningful cost-saving opportunities or efficiencies, including the use of derivatives. We do not use derivative instruments for trading or speculative purposes. Our global purchasing programs include fixed-price contracts and purchase orders and pricing agreements.
Our hedging strategies include the use of derivatives and non-derivative debt instruments. Certain derivatives are designated as either cash flow, fair value or net investment hedges and qualify for hedge accounting treatment, while others do not qualify and are marked to market through earnings. The accounting for qualifying hedges allows changes in a hedging instrument’s fair value to offset corresponding changes in the hedged item in the same reporting period that the hedged item impacts earnings. Gains or losses on derivatives designated as cash flow and net investment hedges are recorded in accumulated other comprehensive loss within common shareholders’ equity and reclassified to our income statement when the hedged transaction affects earnings for cash flow hedges and when the hedged foreign operation is either sold or substantially liquidated for net investment hedges. If it becomes probable that the hedged transaction will not occur, we immediately recognize the related hedging gains or losses in earnings; there were no such gains or losses reclassified during the year ended December 28, 2024.
Cash flows from derivatives used to manage commodity price, foreign exchange or interest rate risks are classified as operating activities in the cash flow statement. We classify both the earnings and cash flow impact from these derivatives consistent with the underlying hedged item. Cash flows associated with the settlement of derivative instruments designated as net investment hedges of foreign operations are classified within investing activities.
Credit Risk
We perform assessments of our counterparty credit risk regularly, including reviewing netting agreements, if any, and a review of credit ratings, credit default swap rates and potential nonperformance of the counterparty. Based on our most recent assessment of our counterparty credit risk, we consider this risk to be low. In addition, we enter into derivative contracts with a variety of financial institutions that we believe are creditworthy in order to reduce our concentration of credit risk.
Certain of our agreements with our counterparties require us to post full collateral on derivative instruments in a net liability position if our credit rating is at A2 (Moody’s Investors Service, Inc.) or A (S&P Global Ratings) and we have been placed on credit watch for possible downgrade or if our credit rating falls below either of these levels. The fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 28, 2024 was $208 million. We have posted no collateral under these contracts and no credit-risk-related contingent features were triggered as of December 28, 2024.
Commodity Prices
We are subject to commodity price risk because our ability to recover increased costs through higher pricing may be limited in the competitive environment in which we operate. This risk is managed through the use of fixed-price contracts and purchase orders, pricing agreements and derivative instruments, which primarily include swaps and futures. In addition, risk to our supply of certain raw materials is mitigated through purchases from multiple geographies and suppliers. We use derivatives, with terms of no more than two years, to hedge price fluctuations related to a portion of our anticipated commodity purchases, primarily for agricultural products, metals, and energy. Derivatives used to hedge commodity price risk that do not qualify for hedge accounting treatment are marked to market each period with the resulting gains and losses recorded in corporate unallocated expenses as either cost of sales or selling, general and administrative expenses, depending on the underlying commodity. These gains and losses are subsequently reflected in segment results when the segments recognize the cost of the underlying commodity in operating profit.
Interest Rates
We centrally manage our debt and investment portfolios considering investment opportunities and risks, tax consequences and overall financing strategies. We use various interest rate derivative instruments including, but not limited to, interest rate swaps, cross-currency interest rate swaps, Treasury locks and swap locks to manage our overall interest expense. These instruments effectively change the interest rate of specific debt issuances. Certain of our fixed rate indebtedness have been swapped to floating rates. The notional amount, interest payment and maturity date of our interest rate swap contracts match the principal, interest payment and maturity date of the related debt, and they have terms of no more than six years. Our Treasury locks and swap locks are entered into to protect against unfavorable interest rate changes relating to forecasted debt transactions.
As of December 28, 2024, approximately 13% of total debt was subject to variable rates, after the impact of the related interest rate swap contracts, compared to approximately 9% as of December 30, 2023.
Foreign Exchange
We are exposed to foreign exchange risks in the international markets in which our products are made, manufactured, distributed or sold. Additionally, we are exposed to foreign exchange risk from foreign currency purchases and foreign currency assets and liabilities created in the normal course of business. We manage this risk through sourcing purchases from local suppliers, negotiating contracts in local currencies with foreign suppliers and through the use of derivatives including, but not limited to, forward contracts and cross-currency interest rate swap contracts. Exchange rate gains or losses related to foreign currency transactions are recognized as transaction gains or losses on our income statement as incurred. The forward contracts and cross-currency interest rate swap contracts have terms of no more than two years and twelve years, respectively. The notional amount, interest payment and maturity date of our cross-currency interest rate swap contracts match the principal, interest payment and maturity date of the related foreign currency debt. For foreign currency derivatives that do not qualify for hedge accounting treatment, gains and losses were offset by changes in the underlying hedged items, resulting in no material net impact on earnings.
Net Investment Hedges
We are exposed to foreign exchange risk from net investments in our foreign operations. We manage this risk for certain of our foreign operations by utilizing derivative and non-derivative instruments, including cross-currency interest rate swaps and foreign currency denominated debt designated as net investment hedges.
In 2024, we entered into cross-currency interest rate swaps with a total notional amount of $500 million for Chinese renminbi and maturity dates ranging from November 2025 to November 2029. The cross-currency interest rate swaps are designated as net investment hedges to hedge the net assets of certain foreign operations with Chinese renminbi functional currency.
We use the spot method to assess hedge effectiveness for our net investment hedges. Excluded components in the form of interest accruals on cross-currency interest rate swaps are recorded in net interest expense and other.
The notional amounts of our financial instruments used to hedge the above risks as of December 28, 2024 and December 30, 2023 are as follows:

	Notional Amounts(a)
	2024	2023
Commodity contracts	$1.4	$1.7
Interest rate swap contracts	$2.0	$—
Foreign exchange contracts	$3.1	$3.8
Cross-currency contracts	$1.2	$1.3
Non-derivative debt instruments	$2.9	$3.0
(a)In billions.
Debt Securities
Held-to-Maturity
Investments in debt securities that we have the positive intent and ability to hold until maturity are classified as held-to-maturity. Highly liquid debt securities with original maturities of three months or less are recorded as cash equivalents. Our held-to-maturity debt securities consist of commercial paper. As of December 28, 2024, we have no investments in held-to-maturity debt securities. As of December 30, 2023, we had $309 million investments in commercial paper recorded in cash and cash equivalents. Held-to-maturity debt securities are recorded at amortized cost, which approximates fair value, and realized gains or losses are reported in earnings. As of December 30, 2023, gross unrecognized gains and losses and the allowance for expected credit losses were not material.
Available-for-Sale
Investments in available-for-sale debt securities are reported at fair value. Changes in the fair value of available-for-sale debt securities are generally recognized in accumulated other comprehensive loss within common shareholders’ equity. Changes in the fair value of available-for-sale debt securities impact earnings only when such securities are sold, or an allowance for expected credit losses or impairment is recognized. We regularly evaluate our investment portfolio for expected credit losses and impairment. In making this judgment, we evaluate, among other things, the extent to which the fair value of a debt security is less than its amortized cost; the financial condition of the issuer, including the credit quality, and any changes thereto; and our intent to sell, or whether we will more likely than not be required to sell, the debt security before recovery of its amortized cost basis. Our assessment of whether a debt security has a credit loss or is impaired could change in the future due to new developments or changes in assumptions related to any particular debt security.
In 2022, we entered into an agreement with Celsius Holdings, Inc. (Celsius) to distribute Celsius energy drinks in the United States and invested $550 million in Series A convertible preferred shares issued by Celsius, which included certain conversion and redemption features. The preferred shares automatically convert into Celsius common shares after six years if certain market-based conditions are met, or can be redeemed after seven years. Shares underlying the transaction were priced at $75 per share, and the preferred shares are entitled to a 5% annual dividend, payable either in cash or in-kind. Given our redemption right, we classified our investment in the convertible preferred stock as an available-for-sale debt security. As of December 31, 2022, the fair value of this investment was classified as Level 2, based primarily on the transaction price. There were no unrealized gains and losses on our investment in the year ended December 31, 2022. In the year ended December 30, 2023, we transferred $558 million from Level 2 to Level 3 as unobservable inputs to the fair value became more significant and subsequently recorded an unrealized gain of $612 million in other comprehensive income and a decrease in the investment of $14 million due to cash dividends received. In the year ended December 28, 2024, we recorded an unrealized loss of $350 million in other comprehensive income and a decrease in the investment of $21 million due to cash dividends received.
In addition, during the year ended December 28, 2024, we transferred $184 million of other available-for-sale debt securities from Level 2 to Level 3, as unobservable inputs to the fair value became more significant, and subsequently recorded an unrealized gain of $72 million in other comprehensive income.
There were no impairment charges related to our investments in available-for-sale debt securities in the years ended December 28, 2024, December 30, 2023 and December 31, 2022. There were net unrealized gains of $334 million and $612 million as of December 28, 2024 and December 30, 2023, respectively, associated with our available-for-sale debt securities.
TBG Investment
In the first quarter of 2022, we sold our Tropicana, Naked and other select juice brands to PAI Partners, while retaining a 39% noncontrolling interest in TBG, operating across North America and Europe. We have significant influence over our investment in TBG and account for our investment under the equity method, recognizing our proportionate share of TBG’s earnings on our income statement (recorded in selling, general and administrative expenses). See Note 13 for further information.
In 2023, we recorded our proportionate share of TBG’s earnings, which included an impairment of TBG’s indefinite-lived intangible assets, and recorded an other-than-temporary impairment of our investment, both of which resulted in pre-tax impairment charges of $321 million ($243 million after-tax or $0.18 per share), recorded in selling, general and administrative expenses in our PBNA segment. We estimated the fair value of our ownership in TBG using discounted cash flows and an option pricing model related to our liquidation preference in TBG, which we categorized as Level 3 in the fair value hierarchy.
In 2024, after identifying several indicators of impairment such as worsening operating losses and liquidity position, we quantitatively assessed our investment in TBG for impairment and, consequently, recorded an other-than-temporary impairment of our remaining investment, resulting in pre-tax impairment charges of $498 million ($416 million after-tax or $0.30 per share), with $409 million in our PBNA segment and $89 million in our EMEA segment, recorded in selling, general and administrative expenses. We estimated the fair value of our ownership in TBG using discounted cash flows. We also recorded an allowance for expected credit losses in selling, general and administrative expenses in 2024, primarily related to outstanding receivables associated with the Juice Transaction; see Note 1 for further information.
Recurring Fair Value Measurements
The fair values of our financial assets and liabilities as of December 28, 2024 and December 30, 2023 are categorized as follows:

		2024		2023
	Fair Value Hierarchy Levels(a)	Assets(a)	Liabilities(a)	Assets(a)	Liabilities(a)
Available-for-sale debt securities (b)	3, 2	$1,041	$—	$1,334	$—
Index funds (c)	1	$336	$—	$292	$—
Prepaid forward contracts (d)	2	$15	$—	$13	$—
Deferred compensation (e)	2	$—	$503	$—	$477
Derivatives designated as fair value hedging instruments:
Interest rate swap contracts (f)	2	$—	$46	$—	$—

Derivatives designated as cash flow hedging instruments:
Foreign exchange contracts (g)	2	$55	$3	$3	$31
Cross-currency contracts (g)	2	—	165	5	135
Commodity contracts (h)	2	27	6	10	24
		$82	$174	$18	$190
Derivatives designated as net investment hedging instruments:
Cross-currency contracts (g)	2	$1	$4	$—	$—

Derivatives not designated as hedging instruments:
Foreign exchange contracts (g)	2	$28	$12	$33	$38
Commodity contracts (h)	2	3	10	5	13
		$31	$22	$38	$51
Total derivatives at fair value (i)		$114	$246	$56	$241
Total		$1,506	$749	$1,695	$718
(a)Fair value hierarchy levels are defined in Note 7. Unless otherwise noted, financial assets are classified on our balance sheet within prepaid expenses and other current assets and other assets. Financial liabilities are classified on our balance sheet within accounts payable and other current liabilities and other liabilities.
(b)Classified as other assets. Includes Level 3 assets of $1,041 million as of December 28, 2024, and Level 2 assets of $178 million and Level 3 assets of $1,156 million as of December 30, 2023. The fair value of our Level 3 investment in Celsius is estimated using probability-weighted discounted future cash flows based on a Monte Carlo simulation using significant unobservable inputs such as an 80% probability that a certain market-based condition will be met and an average estimated discount rate of 7.3% and 8.1% as of December 28, 2024 and December 30, 2023, respectively, based on Celsius’ estimated synthetic credit rating. The fair value of the other Level 3 investment is estimated using a lattice model primarily based on the underlying stock price, volatility and certain significant unobservable inputs, such as a discount rate of 8.3% as of December 28, 2024, based upon an estimated synthetic credit rating. An increase in the probability that certain market-based conditions will be met or a decrease in the discount rate would result in a higher fair value measurement, while a decrease in the probability that certain market-based conditions will be met or an increase in the discount rate would result in a lower fair value measurement. The fair value of our Level 2 investment as of December 30, 2023 approximates the transaction price and any accrued returns, as well as the amortized cost.
(c)Based on the price of index funds. These investments are classified as short-term investments and are used to manage a portion of market risk arising from our deferred compensation liability.
(d)Based primarily on the price of our common stock.
(e)Based on the fair value of investments corresponding to employees’ investment elections.
(f)Based on Secured Overnight Financing Rate forward rates. As of December 28, 2024, the carrying amount of hedged fixed-rate debt was $1.9 billion, which was classified on the balance sheet within long-term debt obligations.
(g)Based on recently reported market transactions of spot and forward rates.
(h)Primarily based on recently reported market transactions of swap arrangements.
(i)Derivative assets and liabilities are presented on a gross basis on our balance sheet. Amounts subject to enforceable master netting arrangements or similar agreements which are not offset on our balance sheet as of December 28, 2024 and December 30, 2023 were not material. Collateral received or posted against our asset or liability positions was not material. Exchange-traded commodity futures are cash-settled on a daily basis and, therefore, not included in the table.
The carrying amounts of our cash and cash equivalents and short-term investments recorded at amortized cost approximate fair value (classified as Level 2 in the fair value hierarchy) due to their short-term maturity. The fair value of our debt obligations as of December 28, 2024 and December 30, 2023 was $40 billion and $41 billion, respectively, based upon prices of identical or similar instruments in the marketplace, which are considered Level 2 inputs.
Losses/(gains) on our fair value hedges are categorized as follows:

	Losses/(Gains) Recognized in Income Statement(a)
	2024	2023
Interest rate swap contracts	$46	$—
(a)Interest rate derivative losses/(gains) are included in net interest expense and other. These losses/(gains) are substantially offset by decreases/increases in the value of the underlying debt, which are also included in net interest expense and other.
Losses/(gains) on our cash flow hedges are categorized as follows:

	Losses/(Gains) Recognized in Accumulated Other Comprehensive Loss		Losses/(Gains) Reclassified from Accumulated Other Comprehensive Loss into Income Statement(a)
	2024	2023	2024	2023
Foreign exchange contracts	$(101)	$93	$(6)	$61
Cross-currency contracts	46	(34)	48	(31)
Commodity contracts	57	149	123	125
Total	$2	$208	$165	$155
(a)Foreign exchange derivative losses/(gains) are included in net revenue and cost of sales. Cross-currency interest rate swap derivative losses/(gains) are included in selling, general and administrative expenses. Commodity derivative losses/(gains) are included in either cost of sales or selling, general and administrative expenses, depending on the underlying commodity. See Note 11 for further information.
Losses/(gains) on our net investment hedges are categorized as follows:

	Losses/(Gains) Recognized in Accumulated Other Comprehensive Loss		Losses/(Gains) Recognized in Income Statement(a)
	2024	2023	2024	2023
Non-derivative debt instruments	$(133)	$122	$—	$—
Cross-currency contracts	3	—	(5)	—
Total	$(130)	$122	$(5)	$—
(a)Amount excluded from the assessment of effectiveness recognized in earnings associated with cross-currency interest rate swaps.
Based on current market conditions, we expect to reclassify net gains of $45 million related to our cash flow hedges from accumulated other comprehensive loss within common shareholders’ equity into net income during the next 12 months.
Losses/(gains) recognized in the income statement related to our non-designated hedges are categorized as follows:

	2024			2023
	Cost of sales	Selling, general and administrative expenses	Total	Cost of sales	Selling, general and administrative expenses	Total
Foreign exchange contracts	$1	$2	$3	$(1)	$41	$40
Commodity contracts	2	8	10	39	33	72
Total	$3	$10	$13	$38	$74	$112